                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)2)
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                             THE QUIGLEY CORPORATION
                             -----------------------
                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

[X]       No fee required.

[ ]       Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

1)        Title of each class of securities to which transaction applies:

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2)        Aggregate number of securities to which transaction applies:

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3)        Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)        Proposed maximum aggregate value of transaction:

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5)        Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

1)        Amount Previously Paid:

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2)        Form, Schedule or Registration Statement no.:

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3)        Filing Party:

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4)        Date Filed:

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                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held April 30, 2003
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual  Meeting of  Stockholders  of THE QUIGLEY
CORPORATION,  a NEVADA  Corporation  (the  "Company") will be held at Doylestown
Country Club,  Green Street,  P.O. Box 417,  Doylestown,  PA 18901 on Wednesday,
April 30, 2003, at 4:00 P.M., local time, for the following purposes:

       (i)     To elect a Board of Directors to serve for the ensuing year until
               the  next  Annual  Meeting  of   Stockholders   and  until  their
               respective successors have been duly elected and qualified.

      (ii)     To  ratify  the  appointment  of  PricewaterhouseCoopers  LLP  as independent auditors for the year ending December 31, 2003.

     (iii)     To transact  such other  business as may properly come before the
               Meeting and any adjournments thereof.

Only  stockholders  of record at the close of  business on March 6, 2003 will be entitled to notice of and to vote at the Annual Meeting of  Stockholders  or any adjournment thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated  proxy,  or a written notice of revocation with the  Secretary  of the  Company,  or by voting in  person at the  Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the
Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                                             By Order of the Board of Directors

                                             CHARLES A. PHILLIPS, Secretary

Doylestown, PA
March 31, 2003

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                 March 31, 2003

This Proxy Statement is being  furnished in connection with the  solicitation of proxies by the Board of Directors of The Quigley  Corporation,  (the  "Company")
for use at the  Annual  Meeting  of  Stockholders  of the  Company to be held at
Doylestown Country Club, Green Street,  P.O. Box 417,  Doylestown,  PA 18901, on
Wednesday, April 30, 2003 at 4:00 P.M., local time, and any adjournments thereof
(the "Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is March 31, 2003.

At the Meeting,  the following  proposals will be presented to the  Stockholders for approval:

          (i)     To elect a Board of  Directors  to serve for the ensuing  year until the next Annual Meeting of Stockholders  and until their respective successors have been duly elected and qualified.

         (ii)     To ratify the  appointment  of  PricewaterhouseCoopers  LLP as independent auditors for the year ending December 31, 2003.

        (iii)     To transact  such other  business as may properly  come before the Meeting and any adjournments thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only  stockholders  of record at the close of  business on March 6, 2003 will be entitled  to notice of and to vote at the  Meeting.  At the close of business on such record date, the Company had 11,456,617  shares of Common Stock,  par value
$.0005 per share (the "Common  Stock")  outstanding  and entitled to vote at the
Meeting.  Each outstanding  share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record
Date. A majority of the outstanding  shares of Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented  thereby will be voted (i) for election as directors of the  persons  who  have  been  nominated  by the  Board of  Directors,  (ii) for ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's independent  auditors for the year ending  December 31, 2003, and (iii) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a stockholder  may be revoked at any time  thereafter by written  notice of revocation  given to the Secretary of the

Company  prior  to the  vote to be  taken  at the  Meeting,  by  execution  of a subsequent Proxy that is presented at the Meeting, or by voting in person at the
Meeting,  in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority  conferred by such Proxy prior to such revocation.

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum for the  transaction  of business  at the  Meeting.  A broker  "non-vote"
occurs when a nominee  holding shares for a beneficial  owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received  instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2002, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of March 6, 2003 by each person  known by the Company to be the beneficial  owner of more than five percent of the Common  Stock,  each director and executive officer and by all directors and executive officers of the Company as a group.  Unless  otherwise  indicated,  the address of each person or entity listed below is the Company's principal executive office.

            Five Percent Stockholders, Directors, and         Common Stock
                  all Executive Officers and                  Beneficially           Percent of
                     Directors as a Group                      Owned (1)               Class
            ------------------------------------------------------------------------------------

            GUY J. QUIGLEY (2) (3) (4)                         4,097,264                32.5

            CHARLES A. PHILLIPS (2) (3) (5)                    1,830,377                14.9

            GEORGE J. LONGO (2) (3) (6)                          555,000                 4.6

            JACQUELINE F. LEWIS (2) (7)                           70,000                  -

            ROUNSEVELLE W. SCHAUM (2) (8)                         50,000                  -

            STEPHEN W. WOUCH (2) (9)                                -                     -

            ALL DIRECTORS AND OFFICERS (10)                    6,602,641                47.0
            (Six Persons)

      (1)  Beneficial  ownership has been  determined  in  accordance  with Rule
           13d-3 under the  Exchange  Act ("Rule  13d-3")  and unless  otherwise indicated,  represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance  with Rule 13d-3 and  includes  options or other rights to subscribe  which are  exercisable  within sixty (60) days of March 6,
           2003.
     (2)   Director of the Company.
     (3)   Officer of the Company.
     (4)   Mr.  Quigley's  beneficial  ownership  includes  options and warrants exercisable  within  sixty (60) days from March 6, 2003,  to purchase
           885,000  shares of Common  Stock,  options  and  warrants to purchase
           251,000 shares of Common Stock  beneficially  owned by Mr.  Quigley's wife and an aggregate of 514,705 shares beneficially owned by members of Mr. Quigley's immediate family.
     (5)   Mr.  Phillips'  beneficial  ownership  includes  options and warrants exercisable  within  sixty (60) days from March 6, 2003,  to purchase
           817,000  shares of Common  Stock,  and 1,671  shares of Common  Stock beneficially owned by Mr. Phillips' wife.
     (6)   Mr.  Longo's  beneficial  ownership  includes  options  and  warrants exercisable  within  sixty (60) days from March 6, 2003,  to purchase
           515,000 shares of Common Stock.
     (7)   Ms. Lewis' address is 3805 Old Easton Road, Doylestown, PA 18901. Ms.
           Lewis' beneficial ownership includes options exercisable within sixty
           (60) days from March 6, 2003,  to  purchase  70,000  shares of Common
           Stock.
     (8)   Mr. Schaum's  address is 294 Valley Road,  Middletown,  RI 02842. Mr.
           Schaum's  beneficial  ownership  includes options  exercisable within sixty (60) days from  March 6, 2003,  to  purchase  50,000  shares of
           Common Stock.
     (9)   Mr. Wouch's address is 415 Sargon Way, Suite J, Horsham, PA 19044
    (10)   Includes an aggregate of 2,588,000  shares of Common Stock underlying options and warrants that are exercisable within sixty (60) days from
           March 6, 2003.

                                       -2-

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

The following  table provides  summary  information  concerning cash and certain other  compensation for the years ended December 31, 2002, 2001 and 2000 paid or accrued by the Company to or on behalf of the Company's Chief Executive  Officer and each of the other most highly compensated  executive officers of the Company whose compensation exceeded $100,000 during 2002:

                           SUMMARY COMPENSATION TABLE

                                                               Annual Compensation                     Long-Term Compensation
                                                        -----------------------------------------    ----------------------------

                                                                                    Other Annual     Securities      All  Other
Name and Principal Position                            Salary        Bonus          Compensation     Underlying     Compensation
                                         Year           (1)           (2)            (3) (4)          Options              (5)
                                                        ($)           ($)              ($)              (#)                ($)
---------------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                           2002        504,000        126,000           519,574         45,000             146,646
   Chairman of the                       2001        504,000        126,000           489,460         70,000              66,403
   Board, President,                     2000        504,000                          536,851         70,000              66,403
   Chief Executive Officer

Charles A. Phillips                      2002        352,800         88,200           173,192         42,000              71,190
   Executive Vice President,             2001        352,800         88,200           162,154         60,000              52,101
   Chief Operating Officer               2000        352,800                          178,949         70,000              52,101

George J. Longo                          2002        302,400         75,600                           40,000              42,974
   Vice President,                       2001        302,400         75,600                           55,000              28,320
   Chief Financial Officer               2000        302,400                                          70,000              28,320

Eric H. Kaytes*                          2002        203,815                                          10,000               8,530
   Vice President,                       2001        230,400         57,600                           25,000              27,539
   Secretary-Treasurer,                  2000        230,400                                          70,000              27,539
   Chief Information Officer
  * Resigned as of 9-30-02

(1)    Compensation paid pursuant to employment agreements.
(2)    Bonus's paid pursuant to the Company  attaining  specified  sales and net income goals.
(3)    Additional compensation, including founder's commission at 3.75% of sales
       collected  less  certain  deductions  for  Mr.  Quigley,   and  founder's
       commission at 1.25% of sales  collected  less certain  deductions for Mr.
       Phillips.
(4)    The value of personal benefits for the executive  officers of the Company that might be  attributable to management as executive  fringe  benefits, such  as  vehicles  can  not be  specifically  or  precisely  determined;
       however,  it would not  exceed  the lesser of $50,000 or 10% of the total annual salary and bonus reported for any individual named above.
(5)    Includes amounts attributable to the executive officers for reverse split dollar life  insurance  policies on which the Company paid the  premiums.
       These  insurance  policies,  which were  cancelled in November  2002, did provide  for the  proceeds  to be used by the  Company  for,  among other things,  the purchase of the officer's  stock,  at the fair market value, from the officer's estate if desired by the executor of the estate. Also, included are matching  contributions  attributable to each officer in the
       Company's 401(k) Plan.

COMPENSATION PURSUANT TO PLANS

An incentive  stock option plan was instituted in 1997,  (the "1997 Stock Option
Plan") and approved by the  stockholders in 1998.  Options  pursuant to the 1997
Stock  Option  Plan have been  granted to  directors,  executive  officers,  and employees  during 2002, 2001 and 2000. In early 1999, the Company  implemented a defined  contribution plan for its employees with the Company's  contribution to the plan being based on the amount of the employee plan contribution.

                                       -3-

OPTION GRANTS TABLE

The following table sets forth certain information regarding stock option grants made to each of the executive officers during 2002:

                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                          Potential Realizable
                                                                                         Value at Assumed Rates
                                             Percent of                                 of Annual Rates of Stock
                             Number of      Total Options                                Price Appreciation for
                            Securities        Granted to                                    Option ($) (1)
                            Underlying       Employees in     Exercise
                              Options         Fiscal Year   or Base Price   Expiration
       Name                   Granted            (%)           ($/sh)          Date          5%          10%
-----------------------------------------------------------------------------------------------------------------

Guy J. Quigley                45,000            9.4              5.19        7/30/12      146,700     372,150

Charles A. Phillips           42,000            8.8              5.19        7/30/12      136,920     347,340

George J. Longo               40,000            8.4              5.19        7/30/12      130,400     330,800

Eric H. Kaytes*               10,000            2.1              5.19        7/30/12       32,600      82,700
* Resigned as of 9-30-02

(1)   The potential  realizable portion of the foregoing table illustrates value that might be realized upon exercise of options  immediately  prior to the expiration of their term,  assuming (for  illustrative  purposes only) the specified  compounded  rates of appreciation on the Company's Common Stock over the term of the  option.  These  numbers  do not  take  into  account provisions  providing for termination of the option following  termination of employment or non-transferability.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

The following  table sets forth  certain  information  concerning  stock options exercised  during 2002 and stock options,  which were  unexercised at the end of
2002 with respect to the executive officers:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                          Number of             Value of
                                   Shares Acquired          Value         Securities          Unexercised
                                     on Exercise          Realized        Underlying          In-the Money
              Name                       (#)                 ($)         Unexercised        Options at Year
                                                                           Options             End ($)(1)
-----------------------------------------------------------------------------------------------------------

 Guy J. Quigley                           -                   -            885,000             2,020,750

 Charles A. Phillips                      -                   -            817,000             1,977,420

 George J. Longo                          -                   -            515,000               761,225

 Eric H. Kaytes*                          -                   -            365,000               718,475
 * Resigned as of 9-30-02

(1)   Represents  the total  gain that  would be  realized  if all  in-the-money
      options  held  at  December  31,  2002  were   exercised,   determined  by
      multiplying the number of shares  underlying the options by the difference between the per share option exercise price and $5.50 per share, which was the closing price per share of the Company's  Common Stock on December 31,
      2002. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EMPLOYMENT AGREEMENTS

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer  of the  Company  for a term  ending on May 31,  2005.  In  addition  to compensation for services as an officer of the Company,  Mr. Quigley is entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which is shared with
Charles  A.  Phillips  in a  ratio  of  75%  and  25%,  respectively.  Upon  the termination  of the  contract  for any  reason,  Mr.  Quigley is entitled to the remainder of his compensation owed him through May 31, 2005.

                                       -4-

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice President and Chief  Operating  Officer of the Company for a term ending on
May 31,  2005.  In addition to  compensation  for  services as an officer of the
Company,  Mr.  Phillips is entitled to receive  twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company.  Should Mr.  Phillips make such a request upon the Company,  the amount owed to him would be deducted  from any commissions due Guy J. Quigley. Upon the termination of the contract for any reason,  Mr. Phillips is entitled to the remainder of his compensation  owed him through May 31, 2005.

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment agreement dated November 5, 1996, for a term ending on
May 31, 2005.  The  agreement  provides  for a base salary of $150,000,  or such greater amount, as the Board of Directors may from time to time determine,  with annual  increases  over  the  prior  year's  base  salary.  In the  event of his disability,  Mr.  Longo is to  receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company,  Mr. Longo is entitled to receive the remainder of compensation for the remaining term of the agreement until May 31, 2005.  Upon early  termination  by the Company  without  cause (as defined  in the  agreement),  the  Company  is  required  to pay Mr.  Longo  the remainder of the salary owed him through May 31, 2005.

The Company  entered into an employment  agreement  dated as of January 1, 1997, with Eric H. Kaytes on terms substantially similar to those of George J. Longo's employment  agreement  for a term  ending on  December  31,  2002.  Mr.  Kaytes'
agreement  provided for his  employment by the Company as its Chief  Information
Officer at a base salary of $100,000,  or such greater  amount,  as the Board of
Directors may from time to time determine,  with annual increases over the prior year's base salary.  Mr. Kaytes was entitled to receive  severance  compensation equal to twelve months of his current  compensation  upon a change of control of the Company.  Mr. Kaytes resigned from the Company as an Officer and Director as of September 30, 2002.

    REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
            SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's officers and directors, and persons who own more than ten percent of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership and changes in ownership with the  Securities and Exchange  Commission
(the   "Commission").   Officers,   directors   and  greater  than   ten-percent
stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely on its  review of the  copies of such  forms  received  by it, the
Company  believes  that,  during fiscal year ended  December 31, 2002 all filing requirements applicable to its executive officers,  directors,  and greater than ten-percent beneficial owners were complied with, except that Mr. Kaytes did not file one Form 5 on a timely  basis.  At the time Mr. Kaytes was required to file such Form 5, he was no longer an executive  officer,  director,  or greater than ten-percent  beneficial owner of the Company.  Such Form 5 has been subsequently filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the year  ended  December  31,  2002,  $692,766  was paid or  payable  under founder's  commission  agreements  between the  Company  and Guy J.  Quigley and
Charles A.  Phillips,  who share a  commission  of 5% on sales  collected,  less certain deductions, of the Company's Cold-Eeze(R) products.

Certain  individuals  related to the Company's Chief Executive  Officer are also employees of the Company whose aggregate  compensation for 2002 was $227,250 and an aggregate of option grants to purchase 32,000 shares of the Company's  Common
Stock.

The Company is in the process of acquiring licenses in certain countries through related party entities  including  arrangements  with  ScandaSystems  Ltd. whose
President and major stockholder is Mr. Gary Quigley, a relative of the Company's
Chief  Executive  Officer.  Approximately  $33,941  was paid or  payable  by the
Company to such firm during 2002 and fees  amounting to $277,493  have been paid to another related entity to obtain such licenses. The Company believes that the services  performed by these firms and employees are on terms no more  favorable than could have otherwise been obtained from an unaffiliated third party.

                                       -5-

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL

PROPOSAL 1.  ELECTION OF A BOARD OF DIRECTORS

The  Directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  Annual  Meeting of  Stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is six.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:

                                                                                        Year First
      Name                                    Position                            Age     Elected
---------------------------------------------------------------------------------------------------

Guy J. Quigley  (1)             Chairman of the Board, President, CEO              61     1989

Charles A. Phillips  (1)        Executive Vice President, COO and Director         55     1989

George J. Longo                 Vice President, CFO and Director                   56     1997

Jacqueline F. Lewis*            Director                                           57     1997

Rounsevelle W. Schaum*          Director                                           70     2000

Stephen W. Wouch*               Director                                           48     2003

 * Member of the audit committee      (1) Member of the compensation committee

GUY J. QUIGLEY has been  Chairman of the Board,  President  and Chief  Executive
Officer of the Company since September 1989. Prior to this date, Mr. Quigley, an accomplished  author,  established and operated  various  manufacturing,  sales, marketing and real estate companies in the United States, Europe and the African
Continent.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operations Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KPB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition,  Mr.  Phillips  served as a technical  consultant  for Re-Tech,  Inc.,
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production of a prototype electrical device.

GEORGE J. LONGO currently serves as Vice President,  Chief Financial Officer and a Director of the Company.  Mr. Longo  assumed his duties as Vice  President and
Chief  Financial  Officer for the Company in January  1997.  Mr.  Longo was also appointed  as a  Director  of the  Company in March  1997.  Before  joining  the
Company,  Mr.  Longo served as Chief  Financial  Officer of two  privately  held international  manufacturing firms and Manager of Corporate  Accounting with the predecessor pharmaceutical company to Aventis S.A. (NYSE-AVE), being responsible for  SEC  and IRS  compliance,  and was  involved  in  acquisition  and  general accounting issues. Prior to that, Mr. Longo was with KPMG LLP.

JACQUELINE  F. LEWIS,  appointed to the Board of Directors in December  1997, is presently  President  of CPC,  a list  management  and  marketing  company.  She co-founded and managed for 27 years D. A. Lewis, Inc., a direct mail advertising company.  Ms.  Lewis  has also  served  on the Board of  Directors  of  Suburban
Community Bank since 1993.

                                       -6-

ROUNSEVELLE  W. SCHAUM,  was  appointed to the Board of Directors in March 2000.
Since 1993, Mr. Schaum has served as Chairman of Newport Capital Partners, Inc., an investment-banking  firm, specializing in the private placement of equity and convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized  over  thirty  private  equity  placements  and served on the board of directors of numerous  public and private  emerging growth  companies.  Prior to
1993,  Mr.  Schaum  held  senior   management   positions   with   international
manufacturing  companies. He also served as the Chairman of the California Small
Business Development  Corporation,  a private venture capital syndicate, and was the founder of the Center of Management Sciences, a  management-consulting  firm that services  multinational high technology  companies and government agencies, including  NASA and the  Department  of Defense.  Mr.  Schaum also serves on the
Board of Directors of ECOM Corporation.

STEPHEN W. WOUCH, was appointed to the Board of Directors in January 2003. Since
1988,  Mr. Wouch has been Managing  Partner of Wouch,  Maloney  &  Co., LLP,
Certified Public Accountants,  a regional public accounting firm with offices in
Pennsylvania  and Florida.  This firm has a diverse client base that encompasses various  industries  such as,  health  care,  manufacturing,  construction,  and service  providers.  Prior to 1988, Mr. Wouch held senior  management  positions with other Certified Public Accounting  firms. Mr. Wouch is an author,  lecturer and a licensed  Certified  Public  Accountant  in  Pennsylvania,  New Jersey and
Florida.

REQUIRED VOTE

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

For the fiscal year ended  December  31,  2002,  there were six  meetings of the
Board  of  Directors.  Each  of  the  directors  attended  (or  participated  by telephone)  more  than  75% of such  meetings  of the  Board  of  Directors  and
Committees  on which they served in 2002.  During  2002,  the Board of Directors also acted by unanimous written consent in lieu of a meeting on one occasion.

The  Company  has three  standing  committees,  the Audit  Committee,  Executive
Operating  Committee and  Compensation  Committee.  Prior to establishing  these
Committees, the customary functions of such committees had been performed by the entire Board of  Directors.  The Board of Directors  does not  presently  have a standing nominating  committee,  the customary functions of such committee being performed by the entire Board of  Directors.  Stockholders  wishing to recommend candidates for  consideration  by the Board of Directors may do so by writing to the Secretary of the Company and providing the  candidate's  name,  biographical data and qualifications.

The members of the Audit Committee are Messrs.  Schaum and Wouch, who joined the
Audit Committee in January 2003, and Ms. Lewis. Mr. Schaum serves as Chairman of the Audit  Committee.  Prior to his  resignation  as of September 30, 2002,  Mr.
Genuardi served on the Audit Committee.  The Audit Committee  reviews,  analyzes and  makes  recommendations  to the  Board  of  Directors  with  respect  to the
Company's  accounting  policies,  controls  and  statements,  consults  with the
Company's  independent  public  accountants,   and  reviews  filings  containing
financial information of the Company to be made with the Securities and Exchange
Commission. The Audit Committee met three times during 2002.

The members of the Executive Operating Committee are Messrs.  Quigley,  Phillips
and Longo.  The Executive  Operating  Committee  possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business  and affairs of the  Company,  except as limited by law, and except for the power to change  the  membership  or to fill  vacancies  on the Board of
Directors  or  the  Executive  Operating  Committee.   The  Executive  Operating
Committee met three times during 2002.

The members of the Compensation  Committee are Messrs. Quigley and Phillips. The
Compensation  Committee reviews and recommends the salary and other compensation of officers and key employees of the Company,  including non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from  time to time  constituted.  The  Compensation
Committee also administers the Company's 1997

                                       -7-

Stock Option Plan and  recommends  the terms of grants of stock  options and the persons to whom such  options  shall be granted  in  accordance  with such plan.
These  recommendations  are  then  subject  to  approval  by the  full  Board of
Directors. The Compensation Committee met four times during 2002.

COMPENSATION OF DIRECTORS

Outside directors receive compensation  annualized at $12,000. In the event that there are more than five meetings of the Board during any particular  year, such director will receive an additional  $2,400 for each such meeting.  In addition, in July 2002 the Board of  Directors  approved  the grant of Options to purchase
15,000  shares of Common  Stock to each of the then  current  outside  directors under the Company's 1997 Stock Option Plan.  Officers of the Company  receive no compensation for their service on the Board or on any Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors as a whole provides  overall guidance and approval of the
Company's executive  compensation  program. All members of the Board participate
in  the  approval  of  each  of  the  components  of  the  Company's   executive
compensation program described in the "Report on Executive  Compensation" except that no director who is also a Company employee  participates in the approval of their  respective  compensation.  Messrs.  Quigley  and  Phillips  serve  on the
Compensation  Committee. No other executive officer of the Company served on any other  committee  or the  compensation  committee of another  entity  performing similar  functions  during the fiscal year. There are certain related parties of
Mr.  Quigley  that receive  compensation  from the  Company.  See Related  Party
Transactions.

The report of the Audit Committee,  the report of the Compensation Committee and the performance graph that follow shall not be deemed  incorporated by reference by any general  statement  incorporating  by reference  this proxy  statement or future  filings  into any filing under the  Securities  Act of 1933 or under the
Securities  Exchange  Act  of  1934,  except  to the  extent  that  the  Company specifically  incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

OTHER CORPORATE GOVERNANCE

During 2002, the Company formed a Disclosure Committee in response to Management
Certification  Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley
Act of 2002. The Disclosure  Committee will assist the Chief Executive  Officer, the Chief  Financial  Officer  and the Audit  Committee  in  monitoring  (1) the integrity of the financial  statements,  policies,  procedures  and the internal financial and disclosure  controls and risks of the Company,  (2) the compliance by the Company with legal and regulatory requirements,  to the extent that these policies, procedures and controls may generate either financial or non-financial
disclosures   in  the  Company's   filings  with  the  Securities  and  Exchange
Commission.  Additionally,  the Company also  initiated a Code of Ethics for the
Company as indicated in Exhibit II.

Based on their  evaluation,  as of a date  within 90 days of the  filing of this
Form 10-K, the Company's  Chief Executive  Officer and Chief  Financial  Officer
have concluded the Company's  disclosure  controls and procedures (as defined in
Rules  13a-14  and  15d-14  under  the  Securities  Exchange  Act of  1934)  are effective.  There have been no  significant  changes in internal  controls or in other factors that could  significantly  affect these controls subsequent to the date of their  evaluation,  including  any  corrective  actions  with  regard to significant deficiencies and material weaknesses.

                                       -8-

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee are Messrs.  Schaum and Wouch, and Ms. Lewis.
Prior to his  resignation as of September 30, 2002, Mr.  Genuardi  served on the
Audit  Committee.  Messrs.  Schaum,  Genuardi  and  Wouch,  who joined the Audit
Committee in January 2003,  and Ms. Lewis are  independent  as defined under the rules of NASD and  operate  under a  written  charter  adopted  by the  Board of
Directors in 2000 and amended in 2002 (Attached as Exhibit I).

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2002.

We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters  required to be discussed by  Statement  on Auditing  Standards  No. 61,
Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  Additionally,  audit fees,  audit related fees, tax fees and all other service fees that were paid or payable  to  PricewaterhouseCoopers  LLP for 2002 and 2001  were  discussed  and amounted to $123,000,  zero, $17,870,  zero and $101,400,  zero, $27,757,  zero, respectively.

The  Company's  Audit  Committee  has not yet  adopted  /  enacted  pre-approval policies and procedures for audit and non-audit services.  Therefore,  the proxy disclosure  does not include  pre-approval  policies and  procedures and related
information.   The  Company  is  early-adopting  components  of  the  proxy  fee disclosure  requirements;  the  requirement  does  not  become  effective  until periodic  annual  filings for the first  fiscal year ending  after  December 15,
2003.

We  have  received  and  reviewed  written   disclosures  and  the  letter  from
PricewaterhouseCoopers LLP required by Independent Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                       -9-

REPORT ON EXECUTIVE COMPENSATION

GENERAL

The  Compensation   Committee  reviews  and  recommends  the  salary  and  other compensation  of officers and key  employees of the  Company.  The  Compensation
Committee also  administers  the Company's 1997 Stock Option Plan and recommends the terms of grants of stock  options and the persons to whom such options shall be granted in accordance with such plan.  These  recommendations,  as previously indicated, are subject to approval by the full Board of Directors.

COMPENSATION PHILOSOPHY

In  reaching  decisions  regarding  executive  compensation,   the  Compensation
Committee  as  well  as the  full  Board  of  Directors  upon  approval  of such recommendations, balances the total compensation package for each executive, and makes it variable,  with sales and profits  attained as well as  achievement  of annual and long-term goals.  Competitive levels of compensation are necessary in attracting, rewarding, motivating, and retaining qualified management. The Board of Directors also believes that the potential for equity ownership by management is  beneficial  in aligning  management's  and  stockholders'  interests  in the enhancement of stockholder value. Section 162(m) of the Internal Revenue Code of
1986,  as amended (the  "Code"),  places a limit of  $1,000,000 on the amount of compensation  that may be deducted  by the  Company in any year with  respect to certain of the  Company's  highest paid  executives.  Certain  performance-based compensation  that has been  approved  by  stockholders  is not  subject  to the deduction  limit.  If  necessary,  the Company  may  attempt to qualify  certain compensation  paid to  executive  officers  for  deductibility  under  the Code, including  Section  162(m).  However,  the  Company  may  from  time to time pay compensation to its executive officers that may not be deductible.

COMPENSATION PROGRAM

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments as to the past and expected future  contributions  of the individual  executive  officer.  Specific  compensation  for each  executive  is designed to fairly  remunerate  that  employee of the Company for the  effective exercise of their  responsibilities,  their management of the business functions for which they are responsible,  their extended period of service to the Company and their  dedication and diligence in carrying out their  responsibilities  for the Company.

The  fixed  aspect  is  intended  to meet  the  requirements  of the  employment
contracts  in  effect  for  all  of  the  Company's  officers.   See  "Executive
Compensation  - Employment  Agreements".  Employment  agreements are in place to insure the Company of  consistency  of leadership and the retention of qualified executives,  and to  foster a  spirit  of  employment  security,  which  thereby
encourages  decisions  that  will  benefit  long-term   stockholders.   Variable
compensation is based upon the entire Board of Directors  adopting and approving annually, sales and profit goals to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997
Stock  Option Plan.  These  grants are designed to directly  reward and create a proprietary interest,  among the executive officers and other employees,  in the
Company,  which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Mr. Quigley's compensation was $1,149,574 in 2002. Mr. Quigley's compensation is based upon the factors described in the compensation  program section paragraphs above and is set forth in his employment contract.

COMPENSATION COMMITTEE

Guy J. Quigley
Charles A. Phillips

                                      -10-

PERFORMANCE GRAPH

The following  graph reflects a five-year  comparison,  calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the Company,  the NASDAQ Market Index, and a "peer group" index classified as drug related  products by Media General  Financial  Services ("MG Group Index").
The comparisons utilize an investment of $100 on January 1, 1997 for the Company and the  comparative  indices,  which then  measure the values for each group at
December 31 of each year presented. There can be no assurance that the Company's stock  performance will continue with the same or similar trends depicted in the following performance graph.

[OBJECT OMITTED]

                                      -11-

Proposal 2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent  public  auditor  for the fiscal  year  ending  December  31,  2003.
Although the selection of auditors does not require  ratification,  the Board of
Directors has directed that the  appointment  of  PricewaterhouseCoopers  LLP be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company.  A representative of  PricewaterhouseCoopers  LLP is expected  to be  present  at the  Meeting.  Such  representative  will  have  an opportunity to make a statement if so desired,  and will be available to respond to appropriate questions from stockholders.

REQUIRED VOTE

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of  PricewaterhouseCoopers  LLP  as  independent  auditors  of the  Company.  An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an  "against"  vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's  independent auditors for the year ending December 31, 2003.

                              STOCKHOLDER PROPOSALS

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders  of the Company  must submit their  proposals  by Certified  Mail -
Return Receipt  Requested and be received at the Company's  principal  executive offices not later than December 3, 2003.

With  respect to any  stockholder  proposals  to be presented at the next Annual
Meeting  of  Stockholders,  which  are  not  included  in  the  Company's  proxy materials,  management  proxies  for such  meeting  will be entitled to exercise their  discretionary  authority to vote on such proposals  notwithstanding  that they are not discussed in the proxy materials unless the proponent  notifies the
Company and must submit  their  proposals  by  Certified  Mail - Return  Receipt
Requested of such proposal not later than February 13, 2004.

                            EXPENSES AND SOLICITATION

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: March 31, 2003                        THE QUIGLEY CORPORATION

                                             By:/s/ Charles A. Phillips
                                                --------------------------------
                                                CHARLES A. PHILLIPS, Secretary

                                      -12-

                                                                       Exhibit I

                             THE QUIGLEY CORPORATION
                             AUDIT COMMITTEE CHARTER
                                -----------------

                                  December 2002

ORGANIZATION

This  charter  governs  the  operations  of the Audit  Committee  of The Quigley
Corporation (the  "Company").  The Audit Committee shall review and reassess the charter at least  annually and obtain the approval of the charter from the Board of Directors.  The Audit  Committee shall be appointed by the Board of Directors and shall be comprised  entirely of directors who are  independent as defined by applicable  Nasdaq  rules and  regulations.  In  general,  members  of the Audit
Committee shall be considered  independent if they have no relationship that may interfere  with the  exercise  of their  independence  from  management  and the
Company.  All Audit Committee  members shall be financially  literate,  or shall become  financially  literate  at the time of  their  appointment  to the  Audit
Committee,  and at least one member shall have  accounting or related  financial management expertise.

STATEMENT OF POLICY

The Audit  Committee  shall  provide  assistance  to the Board of  Directors  in
fulfilling  its  oversight   responsibility  to  the   stockholders,   potential
stockholders,  the  investment  community  and others  relating to the Company's financial  statements  and the  financial  reporting  process,  the  systems  of internal accounting and financial controls,  the annual independent audit of the
Company's  financial  statements and the legal compliance and ethics programs as established by management and the Board. In so doing,  it is the  responsibility of the Audit Committee to maintain free and open communication between the Audit
Committee, independent auditors and management of the Company in discharging its oversight  role.  The Audit  Committee is empowered  to  investigate  any matter brought to its attention with full access to all books, records,  facilities and personnel  of the  Company  and the power to retain and  determine  funding  for outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary  responsibility  of the Audit  Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board.  Management is responsible  for preparing the Company's financial  statements and the independent  auditors are responsible for auditing
those   financial   statements.   The  Audit   Committee  in  carrying  out  its
responsibilities  believes its policies and procedures should remain flexible in order  to best  react  to  changing  conditions  and  circumstances.  The  Audit
Committee  should  take the  appropriate  actions to set the  overall  corporate
"tone" for quality  financial  reporting,  sound  business  risk  practices  and ethical behavior.

The following  shall be the principal  recurring  responsibilities  of the Audit
Committee.  The responsibilities are set forth as a guide with the understanding that the Audit  Committee  may  supplement  them as  appropriate  including  any changes  required by them to carry out its duties,  including  those required by changes in the policies of the Nasdaq National Market.

The responsibilities of the Audit Committee shall include:
1.    Directly overseeing and compensating the independent auditors.
2.    Reviewing  this charter on an annual  basis and updating it as  conditions dictate.
3.    Providing   oversight  and  monitoring  of  Company   management  and  the
      independent  auditors and their  activities  with respect to the Company's financial reporting process.
4.    Selecting, on an annual basis, the Company's independent auditors, subject to stockholder approval.
5.    Under its ultimate authority, evaluating and, where appropriate, replacing the independent auditors.
6.    Discussing with the  independent  auditors the overall scope and plans for their audit,  including  their approach and  independence,  and discussing with the Company's accounting department the adequacy of staffing.
7.    Discussing  with  management the Company's  accounting  department and the independent  auditors the adequacy and effectiveness of the accounting and financial  controls,  including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.
8.    Reviewing  the   performance   of  the   independent   auditors  with  the
      understanding  of both  management and the  independent  auditors that the independent auditors are ultimately accountable to the Board and the Audit
      Committee as representatives of the Company's stockholders.
9.    Requesting  from  the  independent  auditors  a formal  written  statement delineating  all  relationships  between  the  auditor  and  the  Company, consistent with  Independent  Standards Board Standard No. 1, and engaging
      in  a  dialogue   with  the  auditors   with  respect  to  any   disclosed
      relationships or services that may impact the objectivity and independence of the auditors.

10.   Reviewing  the  interim  financial  statements  with  management  and  the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.
11.   Discussing with the Company's independent auditors the matters required to be  discussed by  Statement  on  Accounting  Standard No. 61, as it may be
      modified or supplemented.
12.   Reviewing  with  management  and the  independent  auditors the  financial statements  to be included in the  Company's  Annual  Report on Form 10-K, including  their judgment about the quality,  not just  acceptability,  of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.
13.   Providing a report in the Company's proxy statement in accordance with the requirements  of Item 306 of  Regulation  S-K and Item 7(d)(3) of Schedule
      14A.
14.   Discussing  the  results of the  quarterly  review  and any other  matters required to be  communicated  to the Audit  Committee  by the  independent auditors under generally accepted auditing standards.
15.   Discussing the results of the annual audit and any other matters  required to be  communicated  to the Audit  Committee by the  independent  auditors under generally accepted auditing standards.
16.   Reviewing the Audit  Committee's  own structure,  processes and membership requirements.
17.   Establishing  procedures for the receipt,  retention and  treatment,  on a confidential  basis, of complaints  (from employees and others)  regarding the Company's  accounting,  internal  accounting  controls and  accounting matters.
18.   Having the authority to approve, in advance,  all non-audit services to be provided to the Company by the independent auditors.
19.   Having the  authority to consult with,  retain and  determine  funding for legal,  accounting and other experts in connection with the performance of its duties and responsibilities.
20.   Performing such other duties as may be requested by the Board of Directors or as the Audit Committee shall deem appropriate.
21.   Reviewing and approving related party transactions.

MEETINGS

The Audit  Committee  will meet once each fiscal  year,  or more  frequently  as circumstances  dictate, in order to completely discharge its responsibilities as outlined in this  charter.  The Audit  Committee  may  establish its own agenda, which it will provide to the Board of Directors in advance.

The Audit Committee will meet  separately with the independent  auditors as well as  members  of  the  Company's  management,  and  legal  counsel  as  it  deems appropriate in order to review the financial controls of the Company.

MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

Apart from the report  prepared  pursuant to Item 306 of Regulation S-K and Item
7(d)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Audit Committee's charter.

                                                                      Exhibit II

                                 Code of Ethics
                                       of
                             The Quigley Corporation

                                January 14, 2003

Employment by The Quigley  Corporation or its  subsidiaries  (collectively,  the
"Company") carries with it the duty and responsibility to be constantly aware of the  importance  of ethical  conduct when dealing with  competitors,  suppliers, customers  and other  employees.  Each of us,  whether an  employee,  officer or director,  has an individual  responsibility to deal ethically in all aspects of the  Company's  business  and to comply  fully with all laws,  regulations,  and
Company policies.  Each individual is expected to assume the  responsibility for applying  these  standards  of ethical  conduct and for  acquainting  himself or herself with the various laws, regulations and policies applicable to his or her assigned  duties.  This Code of Ethics is applicable  not only to the conduct of each  employee  of the  Company,  but also to the  conduct of any  associate  or relative  of  such  employee  in  regard  to the  Company  and  to  competitors, suppliers, customers and employees of the Company. For the purposes of this Code of Ethics,  a relative  is any  person  who is  related  by blood,  marriage  or adoption or whose  relationship  with the employee is similar to that of persons who are related by blood, marriage or adoption. For the purposes of this Code of
Ethics,  an  associate  of an employee is (1) a  corporation  or other entity of which such employee is an officer or partner, or is, directly or indirectly, the beneficial  owner of 10 percent or more of any class of equity  securities;  and
(2) any  trust  or  other  estate  in  which  such  employee  has a  substantial beneficial  interest  or as to which  such  employee  serves as  trustee or in a similar  capacity.  In  complying  with the  Company's  Code of Ethics,  you are expected to exercise high  standards of integrity and good judgment and to apply the following guiding principles:

       - to conduct  yourself in an honest  manner in dealing with others and to accept responsibility for your actions,  including actions that may be unethical or improper.

       - to refrain from taking part or exercising  influence in any transaction in which your  personal  interest  may conflict  with the best  interests of the
Company,  including (i) taking for yourself  personally  opportunities  that are discovered through the use of corporate property,  information or position, (ii)
using corporate  property,  information or position for personal gain, and (iii)
competing  with  the  Company.  You owe a duty to the  Company  to  advance  the
Company's legitimate interests when the opportunity to do so arises.

       - never to induce or  encourage  co-employees  to  engage in  illegal  or unethical conduct.

       - to protect the company's  assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability.  All
Company assets should be used for legitimate business purposes. The personal use of Company assets without proper approval is prohibited.

       - to exercise good judgment in the use of information  you may acquire in the course of doing Company business  including,  but not limited to, methods of operation,  sales, products,  profits, costs, markets, key personnel,  licenses,
trade   secrets  and  other   know-how  of  the  Company  and  to  maintain  the
confidentiality of all such information (except when disclosure is authorized or legally mandated).

       - to make  commercial  decisions  that are in the best  interests  of the
Company.

       - to endeavor to deal fairly  with the  Company's  customers,  suppliers,
competitors   and   employees  by  not  taking   advantage  of  anyone   through
manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

       - to provide fair and equal  opportunity  to all employees  regardless of race, color, sex, sexual orientation,  religion, age, national origin, veteran's
status  or  disability  and  to  avoid   harassment  or  unequal   treatment  of
co-employees.

       - to  establish  and  maintain  a work  environment  that  is  free  from intimidation, threats or violent acts and the effects of alcohol and drug abuse.

       - never to make a  payment,  contribution,  gift or provide  services  or facilities  to a public  official  on  behalf of the  Company.  (You are free to contribute  personal time or funds to any  political  candidate or party without expectation  of  reimbursement  or  time  off  from  work to  conduct  political activities.)

       - to act as a  responsible  and useful  corporate  citizen to enhance the communities  within  which  you work and live  and to  support  selected  civic, charitable, educational and other activities as appropriate.

       - to comply with all laws,  rules,  regulations,  policies and guidelines applicable to the operation of the Company.

       - to fully and fairly  disclose the  financial  condition  and results of operations of the Company in accordance with applicable  accounting  principles, laws,  rules  and  regulations,  and in such  connection,  to keep the books and records  of  the  Company  so  as  to  fully  and  fairly  reflect  all  Company transactions.

       - to provide full, fair, accurate,  timely and understandable  disclosure in reports and  documents  that the Company  files with or submits to regulatory authorities, as well as in financial, stockholder and other internal or external reports, documentation or audits.

       - to promptly  report  knowledge  of any illegal or improper  activity or violations  of laws,  rules,  regulations  or this  Code of  Ethics to the Chief
Operating  Officer of the Company,  with the assurance that the Company will not allow retaliation for reports made in good faith.

       - to  implement  necessary  changes in  programs,  systems,  practices or procedures to avoid future ethical problems.

Failure to comply  with this Code of Ethics may result in  disciplinary  action, including warnings, suspensions, termination of employment or such other actions as may be appropriate under the circumstances.

Any  questions  pertaining to the Code of Ethics are to be directed to the Chief
Operating Officer of the Company.

                                  CERTIFICATION

I hereby  state that I have read The Quigley  Corporation  Code of Ethics  dated
January 14, 2003 and that I understand my responsibilities  thereunder.  I agree to abide by the Code of Ethics to the best of my ability.  I am not aware of any violation,  or any possible  violation,  of the Code of Ethics or any applicable law or regulation.

Signature:________________________          Date:_____________________, 20____

Name (please print):______________

PERFORMANCE GRAPH (Data Points)

                                1997       1998        1999       2000      2001       2002

THE QUIGLEY CORPORATION        100.00      38.31      11.04       5.63     15.93      38.10
     MG GROUP INDEX            100.00      66.95      57.49      49.67     72.61      72.75
  NASDAQ MARKET INDEX          100.00     141.04     248.76     156.35    124.64      86.94

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE QUIGLEY CORPORATION

                     Proxy -- Annual Meeting of Stockholders
                                 April 30, 2003

       The  undersigned,  a  stockholder  of The Quigley  Corporation,  a Nevada corporation (the  "Company"),  does hereby appoint Guy J. Quigley and Charles A.
Phillips and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders  of the Company to be held at Doyelstown  Country  Club,  Green St.
P.O. Box 417, Doyelstown,  Pennsylvania 18901, on Wednesday,  April 30, 2003, at
4:00 P.M., local time, or at any adjournment thereof.

       THE  UNDERSIGNED  HEREBY  INSTRUCTS  SAID  PROXIES OR THEIR  SUBSTITUTES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
BOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/.

1.   ELECTION OF  DIRECTORS.  The Election of the  following  directors to serve until the next annual meeting of  stockholders  and until their  successors have been duly elected and qualified.

                                    NOMINEES:

/ /  FOR ALL NOMINEES                        0        Guy J. Quigley
                                             0        Charles A. Philips
/ /  WITHHOLD AUTHORITY FOR ALL              0        George J. Longo
     NOMINEES                                0        Jacqueline F. Lewis
                                             0        Rounsevelle W. Schaum
/ /  FOR ALL ACCEPT                          0        Stephen W. Wouch
     (see instruction below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s),  mark
"FOR  ALL  EXCEPT"  and  fill in the  circle  next to each  nominee  you wish to withhold, as shown here. 0

2.   RATIFICATION OF APPOINTMENT OF          FOR        AGAINST       ABSTAIN
     PRICEWATERHOUSECOOPERS  LLP AS          / /          / /           / /
     THE FOR AGAINST ABSTAIN COMPANY'S
     INDEPENDENT PUBLIC AUDITORS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND
TO  RATIFY  THE  APPOINTMENT  OF  PRICEWATERHOUSECOOPERS  LLP AS  THE  COMPANY'S
INDEPENDENT  PUBLIC  AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY
OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated March 31, 2003, and a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002.

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TO CHANGE YOUR ADDRESS ON YOUR  ACCOUNT,
PLEASE   CHECK  THE  BOX  AT  RIGHT  AND
INDICATE YOUR NEW ADDRESS IN THE ADDRESS         / /
SPACE ABOVE. PLEASE NOTE THAT CHANGES TO
THE  REGISTERED  NAME(S) ON THE  ACCOUNT
MAY NOT BE SUBMITTED VIA THIS METHOD.

Signature:________________  Date:________  Signature:______________  Date:______

NOTE:  Please sign  exactly as your name or names  appears on this  Proxy.  When shares are held  jointly,  each holder  should  sign.  When signing as executor, administrator,  attorney,  trustee or guardian, please give full titles as such.
If the  signer  is a  corporation,  please  sign  full  corporate  name  by duly authorized  officer,  giving  full  title as such.  If signer is a  partnership, please sign in partnership name by authorized person.

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